Forward Looking Statements

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise.

Agenda

- **Introduction to Santander BanCorp**
- **Investment Highlights**
- **Puerto Rico: Essential Information**
- **Financial Information**
- **Business Strategy**
- **Closing Remarks**

Santander BanCorp

- Financial holding company with 27 years of operating experience in Puerto Rico
- $7.4 billion in total assets as of Dec. 31, 2003
- Trades in NYSE (SBP) and Madrid Stock Exchange (XSBP)
  - $1,032 million market cap as of Dec. 31, 2003
  - 11% free-float
- Strong credit ratings
  - Moody's: "A1" (bank only) / S&P: "A" / Fitch: "A+"
- 89% majority stockholder: Banco Santander Central Hispano, S.A. (Grupo Santander)

Grupo Santander (Majority Stockholder)



Rendering of Ciudad Grupo Santander in Boadilla del Monte, Spain.

- 11th largest bank in the world by market capitalization
- Leader in Europe and Latin America
  - Second largest bank by market capitalization in the Euro Zone
  - Leading market share in Spain and Latin America
- Net Income of $3,300 million for year 2003
- Over 36 million clients in 42 countries, including all major financial centers
- Puerto Rico is the oldest international investment.

Santander BanCorp: A Provider of Integrated Financial Services



Holding
Santander BanCorp
Banco Santander Puerto Rico
Commercial Bank
Santander Insurance Agency
Insurance
Santander Securities
Broker - dealer
Santander Mortgage
Mortgage
Santander International Bank
International Bank
Santander Asset Management
Asset Management

Agenda

- Introduction to Santander BanCorp
- **Investment Highlights**
- Puerto Rico: Essential Information
- Financial Information
- Business Strategy
- Closing Remarks

2003: Delivering a Turnaround to Shareholders

($ in millions, except EPS)

	2002	2003	% ?
Net Income:			
Full Year	$25.8	$39.4	53%
4Q'02 vs. 4Q'03	(1.4)	15.7	1,213%
4Q'03 vs. 3Q'03	11.5	15.7	36%
EPS	0.49	0.76	55%
Market Cap	551	1,032	87%
Customer Financial Assets	9,243	10,138	10%
Loans	3,853	4,215	9%
NPL / Loans	3.2%	2.3%	n.a.
Client Base	.272	.277	2%

Highlights

- Double digit net income growth YoY and QoQ
- Almost doubled market cap in 2003
- $895MM increase in customer financial assets under control
- Acquisition of securities and asset management affiliate
- Improved asset quality and coverage
- New management team with increased local decision making

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Financial Information
- Business Strategy
- Closing Remarks

Puerto Rico: A diversified regional economy


Puerto Rico

3,500 square mile Caribbean Island
2.5 hrs. from Miami / 3.5 hrs. from N.Y.
3.8 million population
U.S. currency and citizenship

Gross Domestic Product Breakdown*


Manufacturing
42%
Other
8%
Construction
3%
Government
9%
Services
38%

* As of June 30, 2002. Source: Puerto Rico Planning Board.

- **Regional economy of the U.S.**
  - Commonwealth relationship
  - $71 billion GDP (fiscal 2002)
  - 1.7% FY2003 and 2.5% FY2004 projected economic growth
- **Diversified economy**
  - Strong pharmaceutical and electronics manufacturing center
  - Manufacturing: 42% of GDP
  - Limited exposure to cyclical sectors
  - Strong real estate market
  - Dynamic consumer market

Puerto Rico: Solid banking sector with tax advantages



$ in millions
Banking Sector Earnings Growth*
$1,500
$1,250
$1,000
$750
$500
$1,013
$1,382
+ 36%
2002
2003

- **Efficient and competitive banking sector**
  - U.S. regulated banking sector
  - $1.4 billion in net income in 2003
  - 36% increase in net income in 2003
  - Stable asset quality (around 2% NPLs)
- **Important tax advantages**
  - No federal income taxes paid by Puerto Rico residents
  - Puerto Rico corporations considered foreign for federal tax purposes
  - Low effective tax rate on portfolio investment income

* Sources: SEC filings, banks' press releases, FDIC and Commissioner of Financial Institutions of PR.

Strong financial capacity of the Government of Puerto Rico to withstand economic cycles

- "A" by S&P and "Baa1" by Moody's
- Puerto Rico government bonds are "triple tax-exempt"
- Access to U.S. municipal capital markets
- Fixed low interest rate cost up to 30 years

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Financial Information
- Business Strategy
- Closing Remarks

Selected Financial Data

Balance Sheet and Customer Financial Assets

$ in millions

	2002	2003	Change
Assets	7,125	7,366	+ 241
Loans	3,853	4,215	+ 362
Investment Securities	2,391	2,540	+ 149
Deposits	4,519	4,142	- 377
Stockholders' Equity	604	481	- 123
Customer Financial Assets	9,243	10,138	+ 895

Selected Financial Data (continued)
Income Statement

$ in millions, except EPS

	2002	2003	% Change
Net Interest Income	205	193	- 6%
Provision for Loan Losses	(64)	(50)	- 22%
Non-Interest Income	101	120	+ 19%
Operating Expenses	(214)	(224)	+ 5%
Net Income	26	39	+ 53%
EPS	0.49	0.76	+ 55%

Note: totals may not add up due to rounding.

Selected Financial Ratios

	2002	2003	4Q03*
Net Interest Margin**	3.45%	3.30%	3.47%
Total Risk-based Capital	13.39%	10.41%	-
Efficiency Ratio	69.56%	70.10%	66.15%
ROA	0.38%	0.59%	0.87%
ROE	3.79%	6.08%	8.89%
Non-performing Loans to Total Loans	3.20%	2.33%	-
Allowance for Losses to NPL	46.95%	71.74%	-

* Annualized quarterly results.
** On a tax equivalent basis.

Growth in Customer Activity 2003 Year over Year


100%
75%
50%
25%
0%
Percentage increase
72%
38%
18%
15%
9%
2%
Mutual Funds
Insurance Premiums
Broker-Dealer AUM
Mortgage Servicing
Loans
Core Deposits*
$1,859MM
$14MM
$3,727MM
$1,264MM
$4,215MM
$2,553MM

* Demand and savings deposit accounts.

Customer Financial Assets under Control

$10.1 billion as of December 31, 2003


Trust, Inst. & Private accounts 8%
Mutual Funds 18%
Broker-dealer accounts 37%
Bank Deposits 37%

Asset Composition

$7.4 billion as of December 31, 2003



Cash
5%
Other
5%
Investments
34%
Loans
56%

Investment Portfolio Composition

- $2.5 billion as of December 31, 2003
- 4.4% weighted average yield and 3.6 years duration


Mortgage Backed Securities 51%
Other 2%
U.S. Treasuries and Agency Obligations 44%
P.R. Govt. Obligations 3%

Investment Portfolio (excluding trading account) was repositioned in order to improve its earnings contribution

$ in millions	Dec 2002	Dec 2003	Change
Portfolio	$2,368	$2,497	$129
Yield	3.53%	4.43%	0.90%
Cost of funding	4.07%	2.85%	-1.22%
Net Margin %	-0.54%	1.58%	2.12%
Net Margin $ (annualized)	(13)	39	52
Portfolio duration (yrs.)	1.62	3.62	2.00
Funding duration (yrs.)	2.17	1.48	(0.69)
Gap duration (yrs.)	-0.55	2.14	2.69

Loan Portfolio Composition


$4.2 billion as of December 31, 2003
Residential Mortgages 35%
Commercial and Industrial 51%
Consumer 9%
Construction 5%

Significant Improvement in Asset Quality

($ millions)	Dec 2002	Dec 2003	Change
Non performing loans (NPL)	$123	$98	-20%
Net Chargeoffs	59	37	-36%
Allowance for loan losses	58	71	23%
NPL / Total Loans	3.20%	2.33%	
Allowance for loan losses / NPL	46.95%	71.74%	

Funding as of December 31, 2003

Low retail cost of funding of 1.15%

$ in milions		Balance	Rate
Retail Client Funding			
Demand and savings	$	2,553	0.90%
CDs and IRAs		690	2.04%
Total		**3,243**	**1.14%**
Wholesale Funding			
Fed funds, S/T repos & Notes & CP		1,490	1.10%
Deposits		539	1.21%
Broker CDs		360	1.10%
L/T Repos and Notes		1,105	5.07%
Total		**3,494**	**2.37%**
Total Funding	**$**	**6,737**	**1.78%**

The value of our client deposit franchise


Historical spread is
300 basis pts. below
wholesale funding cost
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
1m Libor
Cost of Deposits

Revenue Composition

$446 million for the year ended December 31, 2003


Broker-Dealer / Asset Mgmt 11%
Insurance 1%
Other* 1%
Treasury & Investments 22%
Commercial Banking 45%
Mortgage Banking 20%

* Net of elimination entries.

Earnings Trend (as Restated)


$ in millions, except EPS
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$53
$26
$39
$48
+53%
+23%
2000
2001
2002
2003
2004 Analyst Consensus*

EPS	1.55	1.10	0.49	0.76	1.14

* Mean estimate of Keefe Bruyette & Woods, Friedman Billings and Brean Murray as of Feb. 16, 2004.

Quarterly earnings increase demonstrates the turnaround



$ in millions, except EPS
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
$14.8
$8.4
$4.0
-$1.4
$5.1
$7.0
$11.5
$15.7
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03

EPS	0.31	0.17	0.07	-0.06	0.09	0.14	0.25	

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Financial Information
- **Business Strategy**
- Closing Remarks

A Well-Defined Business Strategy



Growth
Business Plan 2006
Integrated Business Model
Client Focused Approach
People
Efficiency

Business Plan 2006

Business Plan 2006: *Client Focused Banking*

Sales & Distribution
- Grow our loan portfolio
- Cross-sell products and services to our segmented client base
- Systematic sales management process
- Client profitability

Credit & Market Risk
- Agile and flexible credit policies
- Improvement in asset quality
- Loan recoveries
- Maintain an investment portfolio adequate to our asset size

Efficiency
- Limit expense growth
- Obtain efficiencies from new operating system
- Invest in and train the best people

- Quality of Service
- Client Orientation

- Superior asset quality

- Human Resources
- Information Technology

Integrated Business Model


Banking
Retail
Wholesale
Consumer
2nd Branch network
2nd Client base
2nd Deposits
Securities
Retail broker-dealer
Asset management
Investment banking
2nd Broker-dealer
2nd Mutual fund manager
Benefits
Client focused, not product driven
Cross-sell services
Retain clients
Shared expertise
One group, one firm
4th Originator
4th Servicer
5th Bank insurance agency
Origination
Servicing
Mortgage
Bank-insurance
Open-market
Insurance

Client Focused Approach

Business Segment (Annual Sales)	Clients 277,000 +	Relationship Officers: 376
Global Corporate > $ 75 MM	94	5
Institutional	541	6
Middle Market < $ 75 MM > $5 MM	2,000	18
Small Business < $5 MM	18,000	79
Individuals*	257,000	268

* Includes securities and asset management clients.

People: An experienced Local Management Team

Name and title	Years of Experience	Years with SBP
José R. González, President and CEO	23	2
Carlos M. García, SEVP and COO	10	1
Rafael Saldaña, EVP Retail Banking	20	<1
Roberto E. Córdova, EVP Wholesale Banking	18	<1
Juan Dávila, EVP and Chief Lending Officer	11	<1
Sinesio Díaz, President Santander Mortgage	24	2
Carlos Capacete, COO Santander Securities	26	<1
Jorge García, President Santander Insurance Agency	15	3
María Calero, EVP Administration and Chief Accounting Officer	28	14
Patricio Silva, SVP Operations and Information Technology	22	2
José Casellas, SVP and Treasurer	9	2
Average number of years	19	<3

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Business Strategy
- Financial Information
- **Closing Remarks**

SBP Stock Performance

$481MM of reconstructed shareholder value in 2003



Share price
Market Cap $(MM)
$30.00
$25.00
$20.00
IPO $17.77*
$15.00
$10.00
$1,200
$900
$600
$13.00
$24.35
$27.29
+ 87%
+ 12%
Dec-31-2002
Dec-31-2003
Feb-13-2004

* Adjusted IPO (November 1998) price for two 10% stock dividends.

Peer Valuations
As of February 13, 2004

	Market Cap $ MM	Price to Book Value	Forward P/E
Santander BanCorp	1,157	2.4	24.1
Popular, Inc.	5,987	2.3	12.6
Doral Financial	3,691	3.5	10.5
W Holding	2,135	4.8	16.0
First BanCorp	1,664	3.3	15.1
R&G Financial	1,554	2.9	12.0
Puerto Rico Peer Group	2,584	3.1	12.7
U.S. Peer Group	2,581	2.9	14.5

Puerto Rico peer group: Popular, Inc, Doral Financial, W Holding, First Bancorp, R&G Financial and Oriental Group.
U.S. peer group: Bancorp South, BOK Financial, First Tennessee N'tl, and Trustmark Corp.

2004: Focus on Growth and Results

Priorities

- Improving ROE
- Asset growth
  - Commercial loans and residential mortgages
- Fee income growth
  - Securities, asset management and banking fees
- Business development
  - Insurance and consumer business
- Improving efficiency ratio
- Positioning for consolidation

Strengths

- Three-year strategic plan
- Diversified business units with earnings potential
  - Banking, securities/asset mgmt, mortgage and insurance
- Strong client base and branch distribution network
- New information technology
- Shareholder focus

Thank you!

Santander
BanCorp